                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 21.1

ANIXTER INTERNATIONAL
LIST OF SUBSIDIARIES

                                                                                                JURISDICTION
COMPANY NAME                                                                                  OF INCORPORATION
---------------------------------------------------------------------------------             ----------------
Anixter Inc.                                                                                       Delaware
            Accu-Tech Corporation                                                                  Georgia
                 Accu-Tech Enterprises, Inc. (formerly Wallace Electronics, Inc.)                  Georgia
            Anixter Australia Pty. Ltd.                                                            Australia
                 ALLNET Technologies Pty. Ltd.                                                     Australia
            Anixter Cables y Manufacturas, S.A. de C.V.                                            Mexico
            Anixter Chile S.A.                                                                     Chile
            Anixter Colombia S.A.                                                                  Colombia
            Anixter Costa Rica S.A.                                                                Costa Rica
            Anixter de Mexico, S.A. de C.V.                                                        Mexico
                 Anixter Logistica y Servicios (ALS)                                               Mexico
            Anixter do Brazil Ltda.                                                                Brazil
            Anixter Dominicana, S.A. (formerly AIS, S.A.)                                          Dominican Republic
            Anixter Financial Inc.                                                                 Delaware
                 Anixter Communications (Malaysia) Sdn Bhd                                         Malaysia
                 Anixter India Private Limited                                                     India
                 Anixter Singapore Pte Ltd.                                                        Singapore
                 Anixter Hong Kong Limited                                                         Hong Kong
                         Anixter International Trading (Qingdao) Company Ltd                       China
                         Anixter Trading (Shanghai) Company Limited                                China
                 Anixter Thailand Inc.                                                             Delaware
            Anixter Holdings, Inc.                                                                 Delaware
                 Anixter Argentina S.A.                                                            Argentina
                 Anixter AEH Holdings Inc.                                                         Delaware
                         B.E.L. Corporation                                                        Delaware
                                Anixter Eurotwo HoldingsB.V.                                       Netherlands
                                       Anixter Austria GmbH                                        Austria
                                       Anixter Danmark A/S                                         Denmark
                                       Anixter Deutschland GmbH                                    Germany
                                       Anixter Hungary Ltd.                                        Hungary
                                       Anixter Iletsim Sistemleri Pazarlama ve Ticaret A.S.        Turkey
                                       Anixter Network Systems Greece L.L.C.                       Greece
                                       Anixter Norge A.N.S.                                        Norway
                                       Anixter Poland Sp.z.o.o.                                    Poland
                                       Anixter Portugal S.A.                                       Portugal
                                       Anixter Sverige AB                                          Sweden
                         Anixter Eurofin B.V.                                                      Netherlands
                                Anixter Canada Inc.                                                Canada
                                       WireXpress Ltd.                                             Canada
                                Anixter Eurinvest B.V.                                             Netherlands
                                       Anixter Belgium B.V.B.A.                                    Belgium
                                       Anixter Espana S.L.                                         Spain
                                       Anixter France SARL                                         France
                                       Anixter International B.V.B.A.                              Belguim
                                       Anixter International Ltd.                                  United Kingdom

                                              Anixter Power & Construction Ltd.                    United Kingdom
                                              Anixter U.K. Ltd.                                    United Kingdom
                                                     Anixter Distribution Ireland Ltd.             Ireland
                                              Walters Hexagon Group Limited                        United Kingdom
                                                     Burgess Fasteners Limited                     United Kingdom
                                                     Walters Hexagon Ltd.                          United Kingdom
                                                           Webb Fasteners Limited                  United Kingdom
                                                     Heyco Limited                                 United Kingdom
                                                           Plastic Screws Limited                  United Kingdom
                                                           Plastic Seals Limited                   United Kingdom
                                                     Heyco Technologies Limited                    United Kingdom
                                                     NedHex Ltd.                                   United Kingdom
                                       Anixter Italia S.r.l.                                       Italy
                                       Anixter Logistics, Europe B.V.B.A.                          Belgium
                                       Anixter Nederland B.V.                                      Netherlands
                                       Anixter Switzerland Sarl                                    Switzerland
                                Anixter Finance Ltd.                                               United Kingdom
                         Anixter (CIS) L.L.C. (Russia)                                             Russia
            Anixter Information Systems Corporation                                                Illinois
            Anixter Korea Limited                                                                  Korea
            Anixter New Zealand Limited                                                            New Zealand
            Anixter Peru, S.A.C.                                                                   Peru
            Anixter Philippines Inc.                                                               Delaware
            Anixter Procurement Corporation                                                        Illinois
            Anixter Puerto Rico, Inc.                                                              Delaware
            Anixter-Real Estate Inc.                                                               Illinois
            Anixter Receivables Corporation                                                        Delaware
            Anixter Venezuela Inc.                                                                 Delaware
GL Holding of Delaware, Inc.                                                                       Delaware
            Itel Corporation                                                                       Delaware
Itel Container Ventures Inc.                                                                       Delaware
            ICV GP Inc.                                                                            Delaware
Itel Rail Holdings Corporation                                                                     Delaware
            Fox River Valley Railroad Corporation                                                  Wisconsin
            Green Bay & Western Railroad Company                                                   Wisconsin
                     Michigan & Western Railroad Company                                           Michigan
            Rex Railways, Inc.                                                                     New Jersey
            Signal Capital Corporation                                                             Delaware
                     Richdale, Ltd.                                                                Delaware
                     Signal Capital Projects, Inc.                                                 Delaware
Railcar Services Corporation                                                                       Delaware